UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2009

CEC ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Kansas	0-15782	48-0905805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway Irving, Texas	75062
(Address of Principal Executive Offices)	(Zip Code)

(972) 258-8507

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 16, 2009, CEC Entertainment, Inc. issued a press release announcing financial results for the fourth quarter and fiscal year ended December 28, 2008. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of CEC Entertainment, Inc. dated February 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: February 16, 2009	By:	/s/ Christopher D. Morris
Christopher D. Morris
Executive Vice President
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of CEC Entertainment, Inc. dated February 16, 2009

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